SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of report (Date of earliest event reported)            September 22, 199

                      PACIFIC INTERNATIONAL SERVICES CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

              0-11404                          95-2877371
     (Commission File Number)     (I.R.S. Employer Identification Number)

          1600 Kapiolani Boulevard, Suite 825, Honolulu, Hawaii 96814
                     (Address of Principal Executive Offices)

                              (808) 926-4242

                               Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

     Pacific International Services Corp. (the "Company") has not made the payment due on September 1, 1995, to its bondholders under the Indenture Agreement, dated September 1, 1987. The Company has issued a press release on September 22, 1995, regarding this matter, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

       99.1  Press Release issued on September 22, 1995.


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PACIFIC INTERNATIONAL SERVICES CORP.
                                        (Registrant)


Date:  September 22, 1995               By: /s/ Alan M. Robin
                                            Alan M. Robin
                                            President